CONTEXT CAPITAL FUNDS (THE "TRUST")
SUPPLEMENT DATED JULY 9, 2015 TO
THE STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”) DATED MAY 1, 2015

Effective June 30, 2015, the Board of Trustees (“The Board”) approved the election of Adam R. Waldstein as Vice President and Secretary to the Trust in place of Vicki S. Horwitz, who resigned as Vice President and Secretary of the Trust.

The table in the sub-section entitled “Principal Officers of the Trust” in the section entitled “BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS” on Page 45  of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen J. Kneeley Born: 1963	President; Principal Executive Officer	Since 2014
Chief Executive Officer, Context Asset Management, L.P., since 2014; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.

Michael J. McKeen Born: 1971	Treasurer; Principal Financial Officer	Since 2014	Senior Vice President, Atlantic since 2008.
Adam R. Waldstein Born: 1981	Vice President and Secretary	Since 2015	Associate Counsel, Atlantic since 2015; Contract Attorney, 2010-2015.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2014	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.

For more information, please contact the Fund at (855) 612-2257 (toll free).

* * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.